SUBSCRIPTION AGREEMENT

EDUtoons, Inc.

Shares of Common Stock, par value $0.001 per share

Instructions:

I.                       Items to be delivered by all Investors:

a.	Two (2) completed and executed Subscription Agreements.

b.	Payment in the amount of subscription, by check. All checks should be made payable to “EDUtoons, Inc.”

All Documents Should Be Returned To:

EDUtoons, Inc.
101 East 52nd Street,
New York, NY 10022

SUBSCRIPTION AGREEMENT

The undersigned (the “Investor”) hereby subscribes to purchase from EDUtoons, Inc., a Delaware corporation (the “Company”), such amount of shares of the Company’s common stock, par value $0.001 per share (the “Shares”), set forth on the signature page hereto.  The Shares are being offered at a purchase price of $0.001 per Share.

The Company is offering the Shares (the “Offering”) to certain “accredited investors,” as such term in defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).

Each investor shall purchase at least 50,000 Shares for an aggregate purchase price of Five Hundred Dollars ($500.00).

Section 1.              Sale of Shares

Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Investor and the Investor agrees to purchase from the Company, Shares in the amount of $_________.  The Company may accept or reject any subscription in whole or in part, in its sole discretion.

Section 2.              Investor's Representations and Warranties

As an inducement to the Company to accept the subscription, the Investor represents and warrants (which representations and warranties shall be deemed continuing and shall survive the execution, delivery and performance of this Agreement) as follows:

(A)         The Investor acknowledges and agrees that the Offering and sale of the Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act, and/or Regulation D, Rule 506 promulgated thereunder (“Regulation D”) and, accordingly, is being made solely to “accredited investors” as that term is defined in Regulation D (each an “Accredited Investor”).

(B)          The Investor is a qualified investor, understands the risks involved with acquiring the Shares, understands the business of the Company, has thoroughly read and understands all of the provisions of this Subscription Agreement and can withstand a total loss of its investment.

(C)          The Investor is an Accredited Investor because the Investor is (check appropriate item):

i.	☐ I am a natural person whose individual net worth (or joint net worth with my spouse) will exceed $1,000,000 at the time of purchase.

ii.
☐         I am a natural person who has had individual income (exclusive of any income attributable to a spouse) of more than $200,000 for the past two years or joint income with a spouse of more than $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

iii.	☐ Investor is an entity in which each equity owner is an accredited investor as defined in i. or ii. above.

iv.
☐         Investor is either an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Code”); a corporation, a Massachusetts or similar business trust, or a partnership, in each case not formed for the specific purpose of acquiring the securities being offered, and with total assets in excess of $5,000,000.

v.
☐         Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring an Interest being offered, whose purchase of the Interest being offered is directed by a person who, either alone or with a purchaser representative, has such knowledge and experience in business and financial matters that Investor is capable, as defined by the Act, of evaluating the merits and risks of the prospective investment.

vi.
☐         Investor is a bank as defined in Section 3(a)(2) of the Act, as amended, (a.) acting in its fiduciary capacity as trustee, or (b.) subscribing for the purchase of securities being offered on its own behalf.

vii.	☐ Investor is an individual retirement account (“IRA”) established in the name of a person or persons who is or are accredited investors.

viii.
☐         Investor is an employee benefit plan within the meaning of ERISA where investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000 or is a self-directed plan, with investment decisions made solely by persons that are accredited investors as defined under the Act.  If you check this statement, you must complete Section 8B.

ix.
☐         Investor is a private investment entity exempted from registration as an investment company by Section 3(c)(1) of the Investment Company Act of 1940 (the “1940 Act”) or an investment company registered under the 1940 Act or a “business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (the “Advisers Act”), and the beneficial owners are accredited investors under any one of (A) through (G) above.

(D)         The Investor is acquiring the Shares for its own account for investment purposes and not with a view to distribution, and with no present intention of distributing the Shares or selling the Shares for distribution. The Investor understands that the Shares are being sold to the Investor in a transaction which is exempt from the registration requirements of the Act.  The Investor’s acquisition of the Shares shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(E)          The Investor (or its Purchaser Representative (as defined herein), if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Investor or its Purchaser Representatives has received such information requested by the Investor concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Investor acknowledges that the Investor has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations. No representation or warranty is made by the Company to induce the Investor to make this investment, and any representation or warranty not made herein is specifically disclaimed.

(F)           The Investor is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Shares to the Investor for purposes of federal and state securities laws.

(G)          The Investor further acknowledges that the Investor has been advised that the Shares being purchased by the Investor hereunder have not been registered under the provisions of the Act (in reliance of the representations of the Investor made herein) and that the Shares have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Act and/or Regulation D.

(H)           In entering into this Agreement and in purchasing the Shares, the Investor further acknowledges that:

(i)  The Company has informed the Investor that the Shares have not been offered for sale by means of general advertising or solicitation.

(ii)  The Shares or any interest therein may not be resold by the Investor in the absence of a registration under the Act and applicable securities laws or exemption from registration.  In particular, the Investor is aware that the Shares will be “restricted securities,” as such term is defined in Rule 144 promulgated under the Act (“Rule 144”).  The Company has no obligation to register any of the Shares purchased by Investor.

(iii) The following legend (or a legend substantially similar in substance) shall be placed on the certificate(s) evidencing the Shares purchased hereunder.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(iv) The Company may at any time place a stop transfer order on its transfer books against the Shares.  Such stop order will be removed, and further transfer of the Shares will be permitted upon an effective registration of such Shares, or the receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(I)            The Investor has completed the Subscription Agreement and has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely represents the financial condition of the Investor on the date hereof. The Investor has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(J)            The Investor is not subscribing for any Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Investor in connection with investments in securities generally.

(K)           The Investor has reached the age of majority in the state in which the Investor resides, has adequate means of providing for the Investor's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, and has no need for liquidity in such investment.

(L)           The Investor’s overall commitment to investments that are not readily marketable is not, and its acquisition of the Shares will not, cause such overall commitment to become disproportionate to its net worth.

(M)          The Investor understands that the Company shall have the right to accept or reject this subscription in whole or in part in its sole and exclusive discretion. Unless this subscription is accepted in whole or in part by the Company prior to the expiration of the Offering, this subscription shall be deemed rejected in whole.

(N)           It never has been represented, guaranteed or warranted by any broker, the Company, any of the directors, shareholders, employees, officers or agents of the Company, or any other persons, whether expressly or by implication, that:

(i)  the Company or the Investor will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Investor's investment in the Company; or

(ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company’s activities.

(O)          Investor understands and acknowledges that the use of the proceeds of the Offering by the Company will be in the sole discretion of the Company’s management.

(P)           No representations have been made, and no information furnished to the Investor or the Investor's advisor(s) in connection with the Offering were in any way inconsistent with the information stated herein.

(Q)           __________________________ (insert name of Purchaser Representative: if none leave blank) has acted as the Investor's Purchaser Representative for purposes of the private placement exemption under the Act. If the Investor has appointed a “Purchaser Representative” (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Investor has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Shares for the Investor in particular.

Section 3.              Indemnification

The Investor agrees to indemnify, defend and hold harmless each of the Company and its directors, officers, shareholders, agents, counsel and affiliates of the Company, and each other person, if any, who controls the Company, as the case may be, within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

Section 4.              Binding Effect of Subscription

The Investor hereby acknowledges and agrees, subject to any applicable state securities laws, that the subscription and application hereunder are irrevocable by Investor, that the Investor is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the Investor and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives, and assigns.

Section 5.              Representations and Warranties of the Company

The Company represents and warrants to, and agrees with, each Investor as follows:

(A)            The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company's presently conducted businesses.

(C)            The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and to issue, sell and deliver the Shares.  This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D)            No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Shares, except for the filing of a Form D with the Securities and Exchange Commission and filings under applicable "Blue Sky" laws.

(E)            No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Shares, unless the failure to obtain such consent will not have a material adverse effect on the Company and/or the Offering.

(F)            The execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of organization or operating agreement of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject which individually or in the aggregate will not have a material adverse effect upon the operations, business, properties or assets of the Company.

(G)            The Shares, upon delivery to the Investor, will be validly issued, fully paid and non assessable and will not be issued in violation of any preemptive or other rights of any members.

Section 6.             Income Tax Risks

Each prospective Investor is urged to consult with its own representatives, including its own tax and legal advisors, with respect to the federal (as well as state and local) income tax consequences of this investment before purchasing any of the Shares.

Section 7.             Waiver

The Investor has made full and complete inquiry with respect to any matters of interest in connection with this investment and is fully satisfied in all respects with its investment decision, fully understanding and comprehending the significant risks associated, acknowledges that it has not relied on any specific information concerning the Company not contained herein, and understands that the Company has not made any representations regarding the Company or the future performance of the Company.

Section 8.             Additional Provisions

(A)           No Waiver.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

(B)           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company.

(C)           Execution.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement, binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

(D)         Entire Agreement.  This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein, and any representations or warranties not contained herein are disclaimed.

(E)         Severability.  Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

(F)         Non-Assignability. This Subscription Agreement is not transferable or assignable by the Investor except as may be provided herein.

(G)         Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors, heirs, personal representatives and permitted assigns.

(H)         Law Governing.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be wholly performed in such state.

(I)	Venue

(i)           The Company and Investor irrevocably submit to the exclusive jurisdiction of any New York State or United States federal court sitting in Nassau or Suffolk Counties, New York, U.S.A., and any appellate court from any thereof (the “Specified Courts”), and any suit, action or proceeding brought by the Company or any Investor, arising out of or based upon this Subscription Agreement or the Offering (a “Related Proceeding”) shall be maintained in such courts. The Company and Investor waive any objection to maintaining any Related Proceedings in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought to an inconvenient forum.

(ii)           The Company agrees that service of all writs, process and summonses in any Related Proceedings brought by any Investor against it in any New York State or United States Federal Court sitting in Nassau or Suffolk Counties, State of New York, may be made upon Gersten Savage LLP, 600 Lexington Ave., 9th Floor, New York, NY 10022 (the Company’s “Process Agent”). The Company represents and warrants that the Company's Process Agent has agreed to act as its agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid.  If the Company shall appoint without delay another such agent and notify the Investors of such appointment. With respect to any such action in any New York State or United States Federal Court in Nassau or Suffolk County, State of New York, service of process upon the Company’s Process Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

(J)           Commissions/Finder’s Fees.  The Company reserves the right to pay commissions and/or finder’s fees in cash, securities of the Company, a combination thereof, or other combination to individuals and/or entities in connection with the sale of the Shares in this Offering, in amounts the Company deems appropriate in the Company’s sole and exclusive discretion.

Please countersign and return two copies of this Subscription Agreement to the Company. A countersigned copy of this Subscription Agreement will be returned to the Investor, together with certificates representing the Shares.  For the purpose of having the certificates prepared, please indicate the exact manner in which the certificates are to be made out in the space provided for below.

Subscription Amount:	$

Number of Shares Subscribed for:

FOR INDIVIDUALS:

(Print Name)

(Signature)

Dated: __________________, 2010
(Social Security Number)

FOR CORPORATIONS:

Name of Company

Executive Officer of Company

Dated: __________________, 2010
Signature of Authorized Individual

Please countersign and return two copies of this Subscription Agreement to the Company. A countersigned copy of this Subscription Agreement will be returned to the Investor, together with certificates representing the Shares.  For the purpose of having the certificates prepared, please indicate the exact manner in which the certificates are to be made out in the space provided for below.

Subscription Amount:	$

Number of Shares Subscribed for:

FOR PARTNERSHIPS:

Name of Partnership

Name of Authorized Partner

Dated: __________________, 2010
Signature of Authorized Partner

FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Dated: __________________, 2010
Signature of Authorized Trustee